COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC. (the “Fund”)

Class Z (CDFZX) Shares

Supplement dated August 22, 2014 to

Summary Prospectus and Prospectus dated May 1, 2014 and Statement of Additional Information dated July 1, 2014

Shareholder Service Plan Termination

The Board of Directors of the Fund has approved the termination of the Fund’s Shareholder Services Plan for Class Z shares, effective September 30, 2014.

To the extent necessary, the Statement of Additional Information is hereby supplemented to reflect the changes to the Prospectus and Summary Prospectus discussed below.

Accordingly, the “Fund Fees and Expenses” sections of the Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

Class Z
Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.00%
Other Expenses(1)	1.35%

Total Annual Fund Operating Expenses(2)	2.35%
Fee Waiver/Expense Reimbursement(2)	(1.25)%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(2)	1.10%

(1)	Based on estimates for the current fiscal year.
(2)	Cohen & Steers Capital Management Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2016 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2016 (through June 30, 2016, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Z shares	$127	$659

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus, so it does not have a portfolio turnover rate to report.

Additionally, the “Additional Information—Shareholder Services Plan” section on page 22 of the Prospectus is hereby deleted in its entirety.

Additionally, the “Additional Information on Purchase of Fund Shares – Dealer Compensation” section on page 17 of the Prospectus is hereby deleted and replaced with the following:

DEALER COMPENSATION

Dealers will be paid a commission when you buy shares. In addition, dealers may charge fees for administrative and other services that such dealers provide to Fund shareholders. These fees may be paid by the Advisor (or its affiliate) out of its own resources and/or by the Fund pursuant to a networking or sub-transfer agency arrangement. See Additional Information—Networking and Sub-Transfer Agency Fees.

Additionally, the sixth paragraph under the “Management of the Fund—The Advisor” section on page 12 of the Prospectus is hereby deleted and replaced with the following:

The Advisor has contractually agreed to waive, through June 30, 2016, the Fund’s total annual operating expenses (excluding acquired fund fees and expenses; and extraordinary expenses) to 1.10% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CDFZXSUPZ-08/14